Revenue (Tables)	12 Months Ended
Dec. 31, 2020
Revenue
Schedule of other revenue

	2018	2019	2020
Cash and settlement service fees	2,980	932	512
Platform and marketing services related fees	98	157	794
Fees for guarantees issued	25	121	440
Other revenue	122	228	208
Total other revenue	3,225	1,438	1,954

Schedule of interest income, net

	2018	2019	2020
Interest revenue calculated using the effective interest rate	(1,255)	(1,961)	(2,390)
Interest expense classified as part of cost of revenue	26	47	288
Interest income and expenses from non-banking loans, net, classified separately in the consolidated statement of comprehensive income	(17)	18	68
Interest income and expenses related to discontinued operations	(536)	(1,005)	(659)
Interest income, net, for the purposes of consolidated cash flow statement	(1,782)	(2,901)	(2,693)